Exhibit 14(b)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  As independent public accountants, we hereby consent to all references to our firm included in the Form N-14 Registration
Statement of The PBHG Funds, Inc. (File No. 2-99810).


/s/ Arthur Andersen LLP
-----------------------


Arthur Andersen LLP
Philadelphia, PA
July 23, 1997